Exhibit 99.3

DELMAR BANCORP

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2019 (dollars in thousands)

	Delmar	Partners	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash/Interest Bearing Balances	$76,084	$8,083	$(3,600)		$80,567
Securities	55,854	70,489	-		126,343
Total Loans held for investment	633,661	346,692	(7,282	)(2)	973,071
Allowance for Loan Losses	(7,054)	(4,282)	4,282	(3)	(7,054)
Loans held for sale	-	2,986	-		2,986
Loans, net	626,607	345,396	(3,000)		969,003
Premises & Fixed Assets	10,134	3,742	-		13,876
OREO	3,641	-	-		3,641
Goodwill	5,237	-	7,814	(4)	13,051
Core Deposit Intangible	843	-	3,186	(5)	4,029
Other Assets	14,444	14,095	93	(6)	28,632
Total Assets	$792,844	$441,805	$4,493		$1,239,142

Liabilities and Shareholders' Equity
Liabilities
Deposits	$660,401	$339,463	$-		$999,864
FHLB Advances/Other Borrowings	55,495	47,900	-		103,395
Other Liabilities	5,388	6,276	-		11,664
Total Liabilities	721,284	393,639	-		1,114,923
Shareholders' Equity
Common Stock	100	20,426	(20,356	)(7)	170
Capital Surplus	29,486	19,231	35,439	(8)	84,156
AOCI	638	158	(158	)(9)	638
Retained Earnings	41,336	7,632	(10,432	)(10)	38,536
Common Equity	$71,560	$47,447	$4,493		$123,500
Minority Interest	-	719	-		719
Total Shareholders' Equity	71,560	48,166	4,493		124,219	(11)
Total Liabilities and Shareholders' Equity	$792,844	$441,805	$4,493		$1,239,142

Footnotes to Unaudited Pro Forma Combined Balance Sheet (dollars in thousands, except per share data):

(1) Share exchange related expenses, consisting of :
Deal charges for Delmar	$(2,800)
Deal charges for Partners	(800)
Total	$(3,600)
(2) Estimated fair value adjustments to the acquired loan portfolio as follows:
Total loans	$(7,282)
(3) Elimination of Partners allowance in accordance with acquistion accounting rules	$4,282
(4) Goodwill is an intangible asset that is not subject to amortization, and will be tested annually for impairment.
Goodwill is calculated as:
Purchase price per share ($) Stock Consideration - Partners stock issued and outstanding at September 30, 2019 of 4,085,181 at Delmar trading price of $7.80 as of December 12, 2018 at fixed exchange ratio of 1.7179		$54,740
Acquired equity at September 30, 2019	$47,447
Less: Partners deal charges	(800)
Taxable fair value accounting adjustments:
Fair value adjustments on loan portfolio	(7,282)
Elimination of existing loan ALLL	4,282
Core deposit intangible	3,186
Total taxable fair value accounting adjustments	186
Deferred tax asset from fair value adjustments (at 25% effective tax rate)	(47)
Partners deferred tax asset adjustment related to deal charges - see Note 6	140
Net assets acquired		$46,926
Pro Forma goodwill		$7,814
(5) Core deposit intangible adjustment, calculated at 1.50% of Partners core deposits.	$3,186
(6) Deferred tax liability and deferred tax asset adjustment created in the share exchange.
These adjustments are based on a 25% effective tax rate and consist of:
Deferred tax assets from loan related fair value adjustments	$750
Deferred tax liability of core deposit intangible	(797)
Deferred tax asset from deductible transaction expense (70% deductible) - Partners	140
Total	$93
(7) Consists of:
Elimination of Partners common stock	$(20,426)
Issuance of 7,017,716 shares of Delmar common stock, $0.01 par - Partners common shareholders	70
Total	$(20,356)
(8) Consists of:
Elimination of Partners capital surplus	$(19,231)
Value paid in excess of par - Partners common shareholders	54,670
Total	$35,439
(9) Elimination of Partners AOCI
(10) Consists of:
Elimination of Partners retained earnings	$(7,632)
Delmar share exchange related expenses	(2,800)
Total	$(10,432)

(11)	The Unaudited Pro Forma Combined Balance Sheet does not give effect to the exercise of the Series B Warrant to purchase 450,000 shares of Partners common stock, which will be converted into a warrant to purchase 773,055 shares of Delmar common stock and exercised on the first business day immediately following effectiveness of the share exchange, for an aggregate exercise price of $5,743,799 before payment of $402,088 of investment banking fees related to the exercise. Set forth below is Delmar's unaudited pro forma combined shareholders' equity as of the first business day following effectiveness of the share exchange, assuming the exercise of the Series B Warrant.

(dollars in thousands)	Delmar (After Share Exchange)	Warrant Exercise Adjustments	Pro Forma
Shareholders' Equity
Common Stock	$170	$8	$178
Capital Surplus	84,156	5,334	89,490
AOCI	638	—	638
Retained Earnings	38,536	—	38,536
Common Equity	$123,500	$5,342	$128,842
Minority Interest	719	—	719
Total Shareholders' Equity	$124,219	$5,342	$129,561

DELMAR BANCORP

Unaudited Pro Forma Combined Statement of Income

For the Nine Months Ended September 30, 2019 (dollars in thousands, except per share data)

	Delmar	Partners	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans	$25,916	$12,838	$783	(1)	$39,537
Investments	963	1,457	-		2,420
Other Interest-Earning Assets	608	71	-		679
Total Interest Income	27,487	14,366	783		42,636

Interest Expense:
Deposits	4,387	2,823	-		7,210
Borrowings	1,274	1,015	-		2,289
Total Interest Expense	5,661	3,838	-		9,499

Net Interest Income:	21,826	10,528	783		33,137
Provision for Loan Losses	900	270	-		1,170
Net Interest Income After Provision	20,926	10,258	783		31,967

Noninterest Income:
Total Noninterest Income	2,729	2,057	-		4,786

Noninterest Expense:
Salaries and Benefits	8,459	4,914	66	(2)	13,439
Premises and Equipment	2,732	782	-		3,514
Other Expenses	5,362	3,612	239	(3)	9,213
Total Noninterest Expense	16,553	9,308	305		26,166

Income Before Income Taxes	7,102	3,007	478		10,587
Income Tax Provision	2,167	721	120	(4)	3,008
Net Income Before Noncontrolling Interest	4,935	2,286	358		7,579
Net (Income) Attributable to Noncontrolling Interest	-	(116)	-		(116)
Net Income	$4,935	$2,170	$358		$7,463

Comprehensive Income:
Net Income Before Noncontrolling Interest	$4,935	$2,286	$358		$7,579
Total Other Comprehensive Income	1,369	1,590	-		2,959
Total Comprehensive Income	6,304	3,876	358		10,538
Comprehensive (Income) Attributable to Noncontrolling Interest	-	(116)	-		(116)
Total Comprehensive Income After Noncontrolling Interest	$6,304	$3,760	$358		$10,422

Average shares outstanding, basic	9,985	4,085	3,706		17,776	(5)
Average shares outstanding, diluted	10,000	4,174	3,654		17,828	(5)
Earnings per share, basic	$0.49	$0.53			$0.42
Earnings per share, diluted	$0.49	$0.52			$0.42

Footnotes to Unaudited Pro Forma Combined Statement of Income for the Nine Months Ended September  30, 2019:

(1)  Accretion of loan discount.

(2)  Increase in salaries related to new employment agreements.

(3)  Amortization of 1.50% core deposit intangible created in the transaction - amortized over 10 years using the straight line method.

(4)  Based on 25% effective tax rate.

(5)  Pro Forma combined average shares outstanding at September 30, 2019 are calculated as set forth below (shares in thousands):

	Basic	Diluted
Delmar actual average shares outstanding at September 30, 2019 (i)	9,985	10,000
Partners actual average shares outstanding at September 30, 2019 less 67 shares representing the dilutive effect of warrants (ii)	4,085	4,107
Partners actual average shares outstanding above (ii) adjusted for 1.7179 exchange ratio (iii)	7,018	7,055

Series B Warrant exercised for shares of Delmar common stock (450 at 1.7179 exchange ratio) (iiii)	773	773
Total Pro Forma combined average shares outstanding (i+iii+iiii)	17,776	17,828

DELMAR BANCORP

Unaudited Pro Forma Combined Statement of Income

For the Twelve Months Ended December 31, 2018 (dollars in thousands, except for per share data)

	Delmar (1)	Partners (1)	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans	$31,361	$15,587	$1,042	(2)	$47,990
Investments	1,202	1,810	-		3,012
Other Interest-Earning Assets	610	248	-		858
Total Interest Income	33,173	17,645	1,042		51,860

Interest Expense:
Deposits	3,790	3,242	-		7,032
Borrowings	1,569	679	-		2,248
Total Interest Expense	5,359	3,921	-		9,280

Net Interest Income	27,814	13,724	1,042		42,580
Provision for Loan Losses	1,175	409	-		1,584
Net Interest Income After Provision	26,639	13,315	1,042		40,996

Noninterest Income:
Total Noninterest Income	3,136	1,767	-		4,903

Noninterest Expense:
Salaries and Benefits	10,649	6,426	87	(3)	17,162
Premises and Equipment	3,258	1,001	-		4,259
Other Expenses	8,027	4,438	319	(4)	12,784
Total Noninterest Expense	21,934	11,865	406		34,205

Income Before Income Taxes	7,841	3,217	636		11,694
Income Tax Provision	2,359	599	159	(5)	3,117
Net Income Before Noncontrolling Interest	5,482	2,618	477		8,577
Net Loss Attributable to Noncontrolling Interest	-	34	-		34
Net Income	$5,482	$2,652	$477		$8,611

Comprehensive Income:
Net Income Before Noncontrolling Interest	$5,482	$2,618	$477		$8,577
Total Other Comprehensive (Loss)	(478)	(668)	-		(1,146)
Total Comprehensive Income	5,004	1,950	477		7,431
Comprehensive Loss Attributable to Noncontrolling Interest	-	34	-		34
Total Comprehensive Income After Noncontrolling Interest	$5,004	$1,984	$477		$7,465

Average shares outstanding, basic (‘000s)	9,691	3,903	3,575		17,169	(6)
Average shares outstanding, diluted (‘000s)	9,707	4,032	3,493		17,232	(6)
Earnings per share, basic	$0.57	$0.68			$0.50
Earnings per share, diluted	$0.57	$0.66			$0.50

Footnotes to Unaudited Pro Forma Combined Statement of Income for the Twelve Months Ended December 31, 2018:

(1) Based on audited financial statements.

(2)  Accretion of loan discount.

(3)  Increase in salaries related to new employment agreements.

(4)  Amortization of 1.50% core deposit intangible created in the transaction - amortized over 10 years using the straight line method.

(5)  Based on 25% effective tax rate.

(6) Pro Forma Combined Average Shares Outstanding at December 31, 2018 are calculated as set forth below:

	(Shares in thousands)	Basic	Diluted
(a)	Delmar actual average shares outstanding at December 31, 2018	9,691	9,707
(b)	Partners actual average shares outstanding at December 31, 2018 less 102 shares representing the dilutive effect of warrants	3,903	3,930
(c)	Partners actual average shares outstanding converted at exchange ratio ((b)*1.7179)	6,705	6,752
(d)	Series B Warrant exercised for shares of Delmar common stock (450* 1.7179)	773	773
	Total Pro Forma Combined Average Shares Outstanding (a+c+d)	17,169	17,232